                                                                  EXHIBIT 99.1

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-G
$653,882,000 (approximate)

Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO] Bank of America

July 8, 2003

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                    To Roll /(1)/
-------------------------------------------------------------------------------------------------------------------
                                                    Est.    Est. Prin.      Expected                   Expected
           Approx.        Interest - Principal       WAL       Window    Maturity to Roll   Delay       Ratings
Class    Size /(2)/               Type              (yrs)     (mos)         @ 25 CPR         Days   (Fitch/Moody's)
-----   ------------   --------------------------   -----   ----------   ----------------   -----   ---------------

Offered Certificates
1-A-1   $185,128,000   Variable - Pass-thru /(3)/   1.93      1 - 35        06/25/06        24         AAA /Aaa
2-A-1   $399,724,000   Variable - Pass-thru /(4)/   2.56      1 - 59        06/25/08        24         AAA /Aaa
3-A-1   $ 69,030,000   Variable - Pass-thru /(5)/   2.87      1 - 83        06/25/10        24         AAA /Aaa

Not Offered Hereunder
  B-1   $  8,763,000                                                                                      AA/NR
  B-2   $  4,043,000                                                                                       A/NR
  B-3   $  2,358,000                                                                                     BBB/NR
  B-4   $  1,347,000                                                                                      BB/NR
  B-5   $  1,010,000                                                                                       B/NR
  B-6   $  1,352,325                                                                                      NR/NR
1-A-P            TBD         Principal Only /(6)/                                                       AAA/Aaa
2-A-P            TBD         Principal Only /(7)/                                                       AAA/Aaa
3-A-P            TBD         Principal Only /(8)/                                                       AAA/Aaa
  SES            TBD          Interest Only /(9)/                                                          N.A.
  WIO            TBD         Interest Only /(10)/                                                          N.A.
-------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Class 1-A-1 Certificates, the Class 2-A-1 Certificates and the Class 3-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of June 2006, June 2008 and June 2010, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to May
     2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to July
     2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2007 and prior to the Distribution Date in July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to May
     2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(8)/ For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(9)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

/(10)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------------------------------------
                                                To Maturity
------------------------------------------------------------------------------------------------------------
                                                    Est.    Est. Prin.    Expected              Expected
           Approx.        Interest - Principal       WAL      Window       Final     Delay       Ratings
Class    Size /(1)/               Type              (yrs)   (mos) /(2)/   Maturity   Days    (Fitch/Moody's)
-----   ------------   --------------------------   -----   -----------   --------   -----   ---------------

Offered Certificates
1-A-1   $185,128,000   Variable - Pass-thru /(3)/   3.21      1 - 360     07/25/33    24        AAA /Aaa
2-A-1   $399,724,000   Variable - Pass-thru /(4)/   3.27      1 - 360     07/25/33    24        AAA /Aaa
3-A-1   $ 69,030,000   Variable - Pass-thru /(5)/   3.23      1 - 360     07/25/33    24        AAA /Aaa

------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring in the month of and prior to May
     2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to July
     2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2007 and prior to the Distribution Date in July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to May
     2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2003-G

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $673,986,157

Securities Offered:           $185,128,000 Class 1-A-1 Certificates
                              $399,724,000 Class 2-A-1 Certificates
                              $69,030,000 Class 3-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 31.26% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Moody's Investor Service, Inc. and Fitch Ratings
                              (Class A Certificates) and Fitch Ratings
                              (Subordinate Certificates except for the Class B-6
                              Certificates).

Expected Pricing Date:        Week of July 7, 2003

Expected Closing Date:        July 24, 2003

Collection Period:            The calendar month preceding the current
                              Distribution Date

--------------------------------------------------------------------------------

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:             25th of each month, or the next succeeding
                               business day
                               (First Payment Date: August 25, 2003)

Cut-Off Date:                  July 1, 2003

Class A Certificates:          Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and 3-A-P
                               Certificates (the "Class A Certificates").

Subordinate Certificates:      Class B-1, B-2, B-3, B-4, B-5 and B-6
                               Certificates (the "Class B Certificates"). The
                               Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:        Class 1-A-1

Group 2-A Certificates:        Class 2-A-1

Group 3-A Certificates:        Class 3-A-1

Class A-P Certificates:        Class 1-A-P, 2-A-P and 3-A-P

Day Count:                     30/360

Group 1, Group 2 and Group 3   25% CPR
Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

                                  Original
                                 Certificate      Minimum       Incremental
Denominations:                      Form       Denominations   Denominations
                                 -----------   -------------   -------------
  Class 1-A-1, 2-A-1 and         Book Entry       $1,000            $1
     3-A-1
SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Offered Certificates are expected to
                               be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date
                               ("Cut-Off Date Pool Principal Balance").

--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal:                    Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                              Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio Strip
                              Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                              Principal Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P
                              Certificates. The Group 3 Senior Principal
                              Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The
                              Group 3 Ratio Strip Principal Amount will generally be allocated to the Class 3-A-P
                              Certificates. The Subordinate Principal
                              Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate
                              Certificates may be paid to the Class A
                              Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue on each class of Certificates
                              (other than the Class A-P Certificates; interest will accrue on the Class 1-A-P Certificates beginning in June 2006, on the Class 2-A-P
                              Certificates beginning in June 2008 and on the Class 3-A-P Certificates beginning in June 2010 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                              (each, an "Interest Accrual Period"). The initial
                              Interest Accrual Period will be deemed to have commenced on July 1, 2003. Interest which accrues on such class of Certificates during an Interest
                              Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution
                              Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be 0.0035% per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                              Rate.

WIO Rate:                     The WIO Rate of a Mortgage Loan is the excess of
                              its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative
                              Fee, (ii) the pass-through rate of the Class SES
                              Component in the related group and (iii) [__]% for Loan Group 1, [__]% for Loan Group 2 and [__]% for
                              Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO
                              Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:             The Adjusted Net WAC of the Mortgage Loans of each
                              Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage Interest Rate for such Mortgage
                              Loan multiplied by (ii) the Stated Principal
                              Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                              Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                              (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by
                              (ii) the aggregate principal balance (Non-Ratio
                              Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1, Group 2 and          For the following Distribution Dates, will be as follows:
Group 3 Senior Prepayment
Percentage:                   Distribution Date               Senior Prepayment  Percentage
                              -----------------               -----------------------------
                              August 2003 through July 2010   100%;
                              August 2010 through July 2011   the applicable Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                              August 2011 through July 2012   the applicable Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                              August 2012 through July 2013   the applicable Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                              August 2013 through July 2014   the applicable Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                              August 2014 and thereafter      the applicable Senior Percentage;

                              provided, however,

                              (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any
                                   Distribution Date prior to the August 2006
                                   Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                              (iii) if for each Group of Certificates on or
                                   after the August 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Discount Mortgage     Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 1 Premium Mortgage      Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Group 2 Discount Mortgage     Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 2 Premium Mortgage      Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Group 3 Discount Mortgage     Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 3 Premium Mortgage      Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                         Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Non-Ratio Strip Percentage:   As to any Group 1 Discount Mortgage Loan, a
                              fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 1 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 2 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 3 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:       As to any Discount Mortgage Loan, 100% minus the
                              Non-Ratio Strip Percentage for such Mortgage Loan.
                              As to any Mortgage Loan that is not a Discount
                              Mortgage Loan, 0%.

--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Ratio Strip Principal         As to any Distribution Date and any Loan Group,
Amount:                       the sum of the applicable Ratio Strip Percentage
                              of (a) the principal portion of each Monthly
                              Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                              Loan in such Loan Group on the related Due Date),
                              (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                              Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date,
                              (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                              Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                              Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment
                              Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                              Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                             -----------------------
                                     Class A
                             Credit Support (2.80%)
                             -----------------------
                                    Class B-1
                             Credit Support (1.50%)
                             -----------------------
                                    Class B-2
               Priority of   Credit Support (0.90%)    Order of
                 Payment     -----------------------      Loss
                                    Class B-3          Allocation
                             Credit Support (0.55%)
                             -----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             -----------------------
                                    Class B-5
                             Credit Support (0.20%)
                             -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             -----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
            Second, to the Class SES and Class WIO Components of each
                             Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Fourth, to the Class A Certificates of each Group to pay
                                    Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fifth, to the Class A-P Certificates of each Group to pay
                 any applicable Ratio-Stripped Deferred Amounts;
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
               Seventh, to the residual certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                           Bond Summary to Roll /(1)/

1-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-00                      2.739     2.661     2.616     2.566     2.510     2.447     2.208
Average Life (Years)                 2.648     2.273     2.099     1.934     1.778     1.631     1.238
Modified Duration                    2.505     2.159     1.998     1.846     1.701     1.564     1.198
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/06   6/25/06   6/25/06   6/25/06   6/25/06   6/25/06   6/25/06
Principal Payment Window (Months)      35        35        35        35        35        35        35

2-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.573     3.448     3.373     3.290     3.195     3.089     2.686
Average Life (Years)                 4.230     3.291     2.905     2.564     2.262     1.996     1.374
Modified Duration                    3.810     3.002     2.667     2.370     2.105     1.870     1.313
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/08   6/25/08   6/25/08   6/25/08   6/25/08   6/25/08   6/25/08
Principal Payment Window (Months)      59        59        59        59        59        59        59

3-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.935     3.797     3.715     3.621     3.515     3.397     2.959
Average Life (Years)                 5.499     3.933     3.352     2.866     2.460     2.121     1.397
Modified Duration                    4.757     3.481     3.000     2.594     2.251     1.961     1.326
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/10   6/25/10   6/25/10   6/25/10   6/25/10   6/25/10   6/25/10
Principal Payment Window (Months)      83        83        83        83        83        83        83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2006, June 2008 and June 2010, respectively.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-00                      2.979     2.880     2.820     2.753     2.680     2.599     2.303
Average Life (Years)                 10.747    5.232     4.018     3.206     2.630     2.204     1.403
Modified Duration                    8.404     4.513     3.570     2.912     2.428     2.061     1.346
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33
Principal Payment Window (Months)     359       359       359       359       359       359       359

2-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.376     3.369     3.332     3.275     3.197     3.100     2.699
Average Life (Years)                 11.067    5.359     4.104     3.266     2.672     2.234     1.415
Modified Duration                    8.255     4.462     3.541     2.895     2.420     2.057     1.347
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33
Principal Payment Window (Months)     359       359       359       359       359       359       359

3-A-1
-------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
-------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.644     3.680     3.647     3.585     3.499     3.391     2.960
Average Life (Years)                 10.830    5.279     4.050     3.227     2.645     2.214     1.406
Modified Duration                    7.887     4.330     3.455     2.837     2.378     2.027     1.333
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         1/25/33   1/25/33   1/25/33   1/25/33   1/25/33   1/25/33   1/25/33
Principal Payment Window (Months)     354       354       354       354       354       354       354

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                        Collateral Summary   Range (if applicable)
                                                        ------------------   ---------------------

Total Outstanding Loan Balance                                $190,461,677
Total Number of Loans                                                  379
Average Loan Principal Balance                                $    502,537   $94,880 to $1,000,000
WA Gross Coupon                                                      4.332%        3.625% to 5.125%
WA FICO                                                                737              620 to 810
WA Original Term (mos.)                                                359              180 to 360
WA Remaining Term (mos.)                                               359              180 to 360
WA OLTV                                                              67.93%        18.87% to 94.97%
WA Months to First Rate Adjustment Date                                 35                34 to 36
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.332%       9.625% to 11.125%
Geographic Concentration of Mortgaged Properties (Top       CA       75.42%
5 States) based on the Aggregate Stated Principal           IL        5.80%
Balance                                                     MA        3.18%
                                                            AZ        2.40%
                                                            FL        2.23%

--------------------------------------------------------------------------------

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                     362       $183,175,105.47        96.17%
Second Home                            11          5,472,911.88         2.87
Investor Property                       6          1,813,659.94         0.95
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage     Balance as of     Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               276       $140,836,494.61        73.94%
PUD-Detached                           60         29,709,200.57        15.60
Condominium                            30         14,233,629.05         7.47
PUD-Attached                           10          3,817,833.06         2.00
2-Family                                2          1,226,000.00         0.64
3-Family                                1            638,520.00         0.34
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage     Balance as of     Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   242       $122,920,476.01        64.54%
Purchase                               89         44,479,987.81        23.35
Refinance-Cashout                      48         23,061,213.47        12.11
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage     Balance as of     Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            279       $143,650,900.66        75.42%
Illinois                               22         11,048,572.99         5.80
Massachusetts                          13          6,064,939.25         3.18
Arizona                                 8          4,565,928.33         2.40
Florida                                 9          4,244,638.36         2.23
Maryland                                5          2,385,824.10         1.25
Colorado                                5          2,352,197.04         1.23
Virginia                                5          2,162,973.45         1.14
North Carolina                          5          2,121,183.10         1.11
South Carolina                          5          2,107,787.71         1.11
Kansas                                  4          1,722,276.34         0.90
Washington                              3          1,282,435.02         0.67
New Jersey                              2          1,015,406.00         0.53
Vermont                                 2            850,945.46         0.45
Missouri                                2            793,701.14         0.42
Georgia                                 2            717,183.03         0.38
Maine                                   1            525,000.00         0.28
Kentucky                                1            509,281.41         0.27
Oregon                                  1            445,000.00         0.23
Arkansas                                1            439,433.61         0.23
Ohio                                    1            387,000.00         0.20
Idaho                                   1            373,507.49         0.20
Minnesota                               1            364,000.00         0.19
Tennessee                               1            331,562.80         0.17
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 5.09% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan              Mortgage     Balance as of     Pool Principal
Principal Balances ($)               Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
 50,000.01 - 100,000.00                 1       $     94,880.47         0.05%
150,000.01 - 200,000.00                 1            160,814.79         0.08
300,000.01 - 350,000.00                24          8,144,331.18         4.28
350,000.01 - 400,000.00                84         31,661,714.62        16.62
400,000.01 - 450,000.00                63         27,053,638.09        14.20
450,000.01 - 500,000.00                59         28,004,194.15        14.70
500,000.01 - 550,000.00                40         20,939,218.76        10.99
550,000.01 - 600,000.00                34         19,571,780.20        10.28
600,000.01 - 650,000.00                26         16,502,103.81         8.66
650,000.01 - 700,000.00                11          7,434,453.86         3.90
700,000.01 - 750,000.00                12          8,806,329.99         4.62
750,000.01 - 800,000.00                 1            760,000.00         0.40
800,000.01 - 850,000.00                 6          5,012,242.20         2.63
850,000.01 - 900,000.00                 2          1,737,500.00         0.91
900,000.01 - 950,000.00                 5          4,638,158.15         2.44
950,000.01 - 1,000,000.00              10          9,940,317.02         5.22

--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $502,537.

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage    Balance as of     Pool Principal
      Ratios (%)                     Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           1      $    499,356.38          0.26%
20.01 - 25.00                           2           953,578.28          0.50
25.01 - 30.00                           3         2,321,243.48          1.22
30.01 - 35.00                           2         1,113,414.64          0.58
35.01 - 40.00                           8         4,804,381.34          2.52
40.01 - 45.00                           9         5,456,391.44          2.86
45.01 - 50.00                          23        12,992,207.52          6.82
50.01 - 55.00                          18         8,221,265.60          4.32
55.01 - 60.00                          24        12,146,017.79          6.38
60.01 - 65.00                          30        16,008,562.24          8.41
65.01 - 70.00                          46        22,928,503.55         12.04
70.01 - 75.00                          48        25,048,498.92         13.15
75.01 - 80.00                         155        74,032,071.85         38.87
85.01 - 90.00                           8         3,183,698.95          1.67
90.01 - 95.00                           2           752,485.31          0.40
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.93%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.501 - 3.750                          10      $  5,786,149.73          3.04%
3.751 - 4.000                          56        28,050,201.13         14.73
4.001 - 4.250                         100        51,294,970.05         26.93
4.251 - 4.500                         131        66,100,879.09         34.71
4.501 - 4.750                          70        33,326,186.19         17.50
4.751 - 5.000                          10         4,998,354.80          2.62
5.001 - 5.250                           2           904,936.30          0.48
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.332%.

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 379      $190,461,677.29        100.00%
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
     Maximum Lifetime               Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
 9.001 - 10.000                        66      $ 33,836,350.86         17.77%
10.001 - 11.000                       311       155,720,390.13         81.76
11.001 - 12.000                         2           904,936.30          0.48
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.332%.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
First Rate Adjustment               Mortgage     Balance as of    Pool Principal
        Date                         Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
May 1,2006                              2      $    647,384.91          0.34%
June 1,2006                           238       120,174,938.93         63.10
July 1,2006                           139        69,639,353.45         36.56
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
161 - 180                               1      $    594,000.00          0.31%
221 - 240                               1           394,979.70          0.21
341 - 360                             377       189,472,697.59         99.48
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               6      $  3,101,621.01          1.63%
751 - 800                             149        73,105,665.73         38.38
701 - 750                             159        81,893,356.13         43.00
651 - 700                              54        27,099,942.30         14.23
601 - 650                              11         5,261,092.12          2.76
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 31.26% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ----------------------
Total Outstanding Loan Balance                                 $412,132,130
Total Number of Loans                                                   758
Average Loan Principal Balance                                 $    543,710   $322,701 to $1,250,000
WA Gross Coupon                                                       4.874%         3.375% to 6.750%
WA FICO                                                                 736               621 to 815
WA Original Term (mos.)                                                 358               120 to 360
WA Remaining Term (mos.)                                                358               119 to 360
WA OLTV                                                               66.15%         11.79% to 95.00%
WA Months to First Rate Adjustment Date                                  59                 48 to 60
Gross Margin                                                          2.250%
WA Rate Ceiling                                                       9.874%        8.375% to 11.750%
Geographic Concentration of Mortgaged Properties (Top        CA       73.49%
5 States) based on the Aggregate Stated Principal            IL        4.74%
Balance                                                      FL        2.66%
                                                             MD        2.24%
                                                             GA        1.98%

--------------------------------------------------------------------------------

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                     724       $392,490,073.03        95.23%
Second Home                            26         16,108,005.87         3.91
Investor Property                       8          3,534,051.04         0.86
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence               507       $280,066,599.28        67.96%
PUD-Detached                          155         85,295,842.45        20.70
Condominium                            74         35,901,897.57         8.71
PUD-Attached                           18          8,617,215.94         2.09
2-Family                                2          1,313,536.29         0.32
3-Family                                1            489,038.41         0.12
Co-Op                                   1            448,000.00         0.11
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                   467       $259,690,317.78        63.01%
Purchase                              204        108,621,977.36        26.36
Refinance-Cashout                      87         43,819,834.80        10.63
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Geographical Distribution of the Mortgage Properties of the Group 2
                              Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                            551       $302,875,870.93        73.49%
Illinois                               36         19,547,352.96         4.74
Florida                                20         10,954,149.93         2.66
Maryland                               17          9,225,053.62         2.24
Georgia                                16          8,152,866.89         1.98
Virginia                               17          8,055,552.35         1.95
North Carolina                         15          7,796,828.25         1.89
Arizona                                12          7,675,946.31         1.86
Colorado                               12          5,914,049.53         1.43
Washington                              9          4,606,888.88         1.12
Texas                                   8          4,550,224.35         1.10
South Carolina                          7          4,038,586.67         0.98
Massachusetts                           7          3,986,855.73         0.97
District of Columbia                    8          3,590,425.85         0.87
Tennessee                               4          1,623,390.42         0.39
New Mexico                              3          1,505,709.50         0.37
Minnesota                               2          1,434,175.41         0.35
Kansas                                  2          1,078,992.73         0.26
Nevada                                  2            955,000.00         0.23
Vermont                                 2            898,879.09         0.22
Missouri                                2            846,968.24         0.21
Maine                                   1            736,628.68         0.18
Pennsylvania                            1            481,513.67         0.12
New Jersey                              1            471,483.36         0.11
Connecticut                             1            410,200.00         0.10
Oregon                                  1            359,536.59         0.09
Michigan                                1            359,000.00         0.09
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.55% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                46       $15,608,415.39          3.79%
350,000.01 - 400,000.00               136        51,421,899.88         12.48
400,000.01 - 450,000.00               121        51,715,965.94         12.55
450,000.01 - 500,000.00               108        51,731,977.08         12.55
500,000.01 - 550,000.00                72        37,733,890.91          9.16
550,000.01 - 600,000.00                64        36,960,442.57          8.97
600,000.01 - 650,000.00                50        31,391,462.04          7.62
650,000.01 - 700,000.00                30        20,457,312.19          4.96
700,000.01 - 750,000.00                38        27,770,681.90          6.74
750,000.01 - 800,000.00                17        13,324,808.99          3.23
800,000.01 - 850,000.00                13        10,775,854.76          2.61
850,000.01 - 900,000.00                11         9,737,623.79          2.36
900,000.01 - 950,000.00                11        10,221,017.74          2.48
950,000.01 - 1,000,000.00              26        25,663,898.30          6.23
1,000,000.01 - 1,500,000.00            15        17,616,878.46          4.27
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $543,710.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
   Original Loan-To-Value           Mortgage     Balance as of    Pool Principal
        Ratios (%)                   Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           2      $    648,145.38          0.16%
15.01 - 20.00                           5         2,594,489.55          0.63
20.01 - 25.00                           4         2,819,755.99          0.68
25.01 - 30.00                          11         7,534,853.29          1.83
30.01 - 35.00                          15         9,359,762.58          2.27
35.01 - 40.00                          20        13,073,686.34          3.17
40.01 - 45.00                          17         8,818,858.72          2.14
45.01 - 50.00                          26        16,087,790.53          3.90
50.01 - 55.00                          50        28,288,815.05          6.86
55.01 - 60.00                          49        27,799,848.75          6.75
60.01 - 65.00                          69        39,093,601.66          9.49
65.01 - 70.00                          81        48,578,524.35         11.79
70.01 - 75.00                         105        58,963,946.75         14.31
75.01 - 80.00                         294       144,299,383.13         35.01
80.01 - 85.00                           1           365,081.00          0.09
85.01 - 90.00                           7         3,086,436.87          0.75
90.01 - 95.00                           2           719,150.00          0.17
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.15%.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans        Cut-Off Date       Balance
--------------------------------------------------------------------------------
3.251 - 3.500                           2      $    948,485.84          0.23%
3.501 - 3.750                           3         2,081,513.67          0.51
3.751 - 4.000                           8         3,742,094.43          0.91
4.001 - 4.250                          16         9,365,237.85          2.27
4.251 - 4.500                          92        51,251,968.89         12.44
4.501 - 4.750                         196       107,670,224.32         26.13
4.751 - 5.000                         226       125,149,004.45         30.37
5.001 - 5.250                         146        76,578,716.67         18.58
5.251 - 5.500                          61        31,447,233.31          7.63
5.501 - 5.750                           6         3,051,436.85          0.74
5.751 - 6.000                           1           359,632.96          0.09
6.501 - 6.750                           1           486,580.70          0.12
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.874%.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
       Gross Margin (%)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 758      $412,132,129.94        100.00%
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                 Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
      Maximum Lifetime              Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001 - 9.000                          13      $  6,772,093.94          1.64%
9.001 - 10.000                        530       293,436,435.51         71.20
10.001 - 11.000                       214       111,437,019.79         27.04
11.001 - 12.000                         1           486,580.70          0.12
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.874%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                   Number of   Statistical Principal   Cut-Off Date
                                    Mortgage       Balance as of       Pool Principal
First Rate Adjustment Date           Loans         Cut-Off Date           Balance
-------------------------------------------------------------------------------------
July 1,2007                             1         $    382,207.05            0.09%
March 1,2008                            1              452,799.47            0.11
April 1,2008                            2              825,444.76            0.20
May 1,2008                              4            2,747,130.15            0.67
June 1,2008                           559          296,891,847.21           72.04
July 1,2008                           191          110,832,701.30           26.89
-------------------------------------------------------------------------------------
Total:                                758         $412,132,129.94          100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)               Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                               1          $496,758.47          0.12%
161 - 180                               5         2,079,593.85          0.50
281 - 300                               5         2,545,994.13          0.62
341 - 360                             747       407,009,783.49         98.76
--------------------------------------------------------------------------------
Total:                                758      $412,132,129.94        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                    Aggregate         % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                              19      $   9,371,744.56         2.27%
751 - 800                             307        166,167,967.40        40.32
701 - 750                             279        154,924,259.82        37.59
651 - 700                             131         70,479,841.42        17.10
601 - 650                              22         11,188,316.74         2.71
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ---------------------
Total Outstanding Loan Balance                                $71,392,350
Total Number of Loans                                                 137
Average Loan Principal Balance                                $   521,112     $332,781 to $998,879
WA Gross Coupon                                                     5.083%         3.875% to 5.875%
WA FICO                                                               740               621 to 806
WA Original Term (mos.)                                               354               120 to 360
WA Remaining Term (mos.)                                              353               120 to 360
WA OLTV                                                             67.25%         20.28% to 81.47%
WA Months to First Adjustment Date                                     83                 82 to 84
Gross Margin                                                        2.250%
WA Rate Ceiling                                                    10.083%        8.875% to 10.875%
Geographic Concentration of  Mortgaged Properties (Top      CA      61.99%
5 States) based on the Aggregate Stated Principal           VA       6.58%
Balance                                                     MD       4.25%
                                                            FL       4.21%
                                                            WA       2.64%

--------------------------------------------------------------------------------

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage     Balance as of     Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     129       $67,668,857.52         94.78%
Second Home                             6         2,910,803.06          4.08
Investor Property                       2           812,689.07          1.14
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                97       $52,494,270.65         73.53%
PUD-Detached                           27        12,300,938.94         17.23
Condominium                            11         5,600,387.86          7.84
PUD-Attached                            2           996,752.20          1.40
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                    74       $38,826,877.25         54.39%
Purchase                               46        24,154,194.57         33.83
Refinance-Cashout                      17         8,411,277.83         11.78
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Geographical Distribution of the Mortgage Properties of the Group 3
                              Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             83       $44,257,739.37        61.99%
Virginia                               10         4,699,300.95         6.58
Maryland                                6         3,031,200.32         4.25
Florida                                 7         3,005,616.70         4.21
Washington                              4         1,882,914.41         2.64
District of Columbia                    3         1,647,607.78         2.31
North Carolina                          3         1,575,524.08         2.21
Texas                                   3         1,291,000.00         1.81
Oregon                                  2         1,240,456.13         1.74
Missouri                                2         1,029,900.00         1.44
Nevada                                  2           966,380.60         1.35
Georgia                                 1           958,499.30         1.34
Massachusetts                           1           772,000.00         1.08
Arizona                                 1           728,382.90         1.02
Illinois                                2           719,973.09         1.01
Ohio                                    1           700,000.00         0.98
Hawaii                                  1           699,215.62         0.98
Connecticut                             1           549,183.92         0.77
New Jersey                              1           499,920.00         0.70
Kentucky                                1           388,000.00         0.54
Wisconsin                               1           380,000.00         0.53
South Carolina                          1           369,534.48         0.52
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.45% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan              Mortgage     Balance as of     Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 6       $ 2,061,098.44          2.89%
350,000.01 - 400,000.00                32        12,031,270.31         16.85
400,000.01 - 450,000.00                22         9,347,675.19         13.09
450,000.01 - 500,000.00                18         8,535,804.28         11.96
500,000.01 - 550,000.00                14         7,447,556.81         10.43
550,000.01 - 600,000.00                12         6,978,478.48          9.77
600,000.01 - 650,000.00                 7         4,352,410.16          6.10
650,000.01 - 700,000.00                 7         4,801,593.02          6.73
700,000.01 - 750,000.00                 7         5,116,516.38          7.17
750,000.01 - 800,000.00                 1           772,000.00          1.08
800,000.01 - 850,000.00                 3         2,455,456.69          3.44
850,000.01 - 900,000.00                 3         2,654,838.40          3.72
900,000.01 - 950,000.00                 1           905,530.89          1.27
950,000.01 - 1,000,000.00               4         3,932,120.60          5.51
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $521,112.

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
      Ratios (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                           2        $   894,618.91         1.25%
25.01 - 30.00                           1            905,530.89         1.27
30.01 - 35.00                           2            747,742.55         1.05
35.01 - 40.00                           3          1,689,845.05         2.37
40.01 - 45.00                           2          1,490,190.54         2.09
45.01 - 50.00                           4          1,845,634.40         2.59
50.01 - 55.00                           9          4,599,535.01         6.44
55.01 - 60.00                          14          7,826,313.01        10.96
60.01 - 65.00                          18          8,309,432.33        11.64
65.01 - 70.00                          11          6,175,404.39         8.65
70.01 - 75.00                          14          8,567,677.65        12.00
75.01 - 80.00                          56         27,953,424.92        39.15
80.01 - 85.00                           1            387,000.00         0.54
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 67.25%.

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.751 - 4.000                           3        $ 1,491,920.00         2.09%
4.001 - 4.250                           3          1,345,082.27         1.88
4.251 - 4.500                           9          5,051,262.07         7.08
4.501 - 4.750                          21         10,954,803.06        15.34
4.751 - 5.000                          26         12,963,341.08        18.16
5.001 - 5.250                          28         14,719,107.10        20.62
5.251 - 5.500                          34         18,082,150.07        25.33
5.501 - 5.750                          11          5,661,358.10         7.93
5.751 - 6.000                           2          1,123,325.90         1.57
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.083%.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 137        $71,392,349.65       100.00%
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
      Maximum Lifetime              Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001 - 9.000                           3        $ 1,491,920.00         2.09%
9.001 - 10.000                         59         30,314,488.48        42.46
10.001 - 11.000                        75         39,585,941.17        55.45
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.083%.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
May 1,2010                              1        $   397,123.41         0.56%
June 1,2010                            86         44,730,583.08        62.65
July 1,2010                            50         26,264,643.16        36.79
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                               1        $   700,000.00         0.98%
161 - 180                               3          1,401,739.33         1.96
281 - 300                               1            412,643.97         0.58
341 - 360                             132         68,877,966.35        96.48
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 353 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               5        $ 2,197,162.42         3.08%
751 - 800                              64         32,874,977.01        46.05
701 - 750                              42         22,769,620.60        31.89
651 - 700                              23         11,648,687.58        16.32
601 - 650                               3          1,901,902.04         2.66
--------------------------------------------------------------------------------
Total:                                137        $71,392,349.65       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-G
$653,882,000 (approximate)

Classes 1-A-1, 2-A-1 and 3-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO] Bank of America.

July 8, 2003

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                    To Roll/(1)/
-------------------------------------------------------------------------------------------------------------------
                                                     Est.   Est. Prin.       Expected                   Expected
          Approx.                                    WAL      Window     Maturity to Roll   Delay       Ratings
Class    Size/(2)/      Interest - Principal Type   (yrs)      (mos)         @ 25 CPR        Days   (Fitch/Moody's)
-----   ------------   --------------------------   -----   ----------   ----------------   -----   ---------------
Offered Certificates
1-A-1   $185,128,000   Variable - Pass-thru /(3)/    1.93     1 - 35         06/25/06         24        AAA /Aaa
2-A-1   $399,724,000   Variable - Pass-thru /(4)/    2.56     1 - 59         06/25/08         24        AAA /Aaa
3-A-1   $ 69,030,000   Variable - Pass-thru /(5)/    2.87     1 - 83         06/25/10         24        AAA /Aaa

Not Offered Hereunder
  B-1   $  8,763,000                                                                                       AA/NR
  B-2   $  4,043,000                                                                                        A/NR
  B-3   $  2,358,000                                                                                      BBB/NR
  B-4   $  1,347,000                                                                                       BB/NR
  B-5   $  1,010,000                                                                                        B/NR
  B-6   $  1,352,325                                                                                       NR/NR
1-A-P            TBD         Principal Only /(6)/                                                        AAA/Aaa
2-A-P            TBD         Principal Only /(7)/                                                        AAA/Aaa
3-A-P            TBD         Principal Only /(8)/                                                        AAA/Aaa
  SES            TBD          Interest Only /(9)/                                                           N.A.
  WIO            TBD         Interest Only /(10)/                                                           N.A.
-------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Class 1-A-1 Certificates, the Class 2-A-1 Certificates and the Class 3-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of June 2006, June 2008 and June 2010, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to May
     2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to July
     2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2007 and prior to the Distribution Date in July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to May
     2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(8)/ For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(9)/ For each Distribution Date, interest will accrue on the Class SES
     Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

/(10)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

     of the WIO Rates of the Premium Mortgage Loans in Loan Group 2 and (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3.

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  To Maturity
---------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.     Expected                  Expected
          Approx.                                   WAL      Window         Final       Delay       Ratings
Class    Size/(1)/     Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (Fitch/Moody's)
-----   ------------   -------------------------   -----   ----------   -------------   -----   ---------------
Offered Certificates
1-A-1   $185,128,000   Variable - Pass-thru/(3)/    3.21     1 - 360       07/25/33       24        AAA /Aaa
2-A-1   $399,724,000   Variable - Pass-thru/(4)/    3.27     1 - 360       07/25/33       24        AAA /Aaa
3-A-1   $ 69,030,000   Variable - Pass-thru/(5)/    3.23     1 - 360       07/25/33       24        AAA /Aaa
---------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring in the month of and prior to May
     2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to July
     2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2007 and prior to the Distribution Date in July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to May
     2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of June 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after July 2010, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2003-G

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $673,986,157

Securities Offered:           $185,128,000 Class 1-A-1 Certificates

                              $399,724,000 Class 2-A-1 Certificates

                              $69,030,000 Class 3-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 31.26% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Moody's Investor Service, Inc. and Fitch Ratings
                              (Class A Certificates) and Fitch Ratings
                              (Subordinate Certificates except for the Class B-6
                              Certificates).

Expected Pricing Date:        Week of July 7, 2003

Expected Closing Date:        July 24, 2003

Collection Period:            The calendar month preceding the current
                              Distribution Date

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:            25th of each month, or the next succeeding
                              business day (First Payment Date: August 25, 2003)

Cut-Off Date:                 July 1, 2003

Class A Certificates:         Class 1-A-1, 2-A-1, 3-A-1, 1-A-P, 2-A-P and 3-A-P
                              Certificates (the "Class A Certificates").

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                              (the "Class B Certificates"). The Subordinate
                              Certificates are not offered hereunder.

Group 1-A Certificates:       Class 1-A-1

Group 2-A Certificates:       Class 2-A-1

Group 3-A Certificates:       Class 3-A-1

Class A-P Certificates:       Class 1-A-P, 2-A-P and 3-A-P

Day Count:                    30/360

Group 1, Group 2 and          25% CPR
Group 3 Prepayment Speed:

Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate     Minimum      Incremental
Denominations:                       Form           Denominations  Denominations
                              --------------------  -------------  -------------
Class 1-A-1, 2-A-1
and 3-A-1                          Book Entry          $1,000           $1

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                              Balance as of the Cut-Off Date ("Cut-Off Date Pool
                              Principal Balance").

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal:                    Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                              Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio Strip
                              Principal Amount will generally be allocated to the Class 1-A-P Certificates. The Group 2 Senior
                              Principal Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P
                              Certificates. The Group 3 Senior Principal
                              Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The
                              Group 3 Ratio Strip Principal Amount will generally be allocated to the Class 3-A-P
                              Certificates. The Subordinate Principal
                              Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate
                              Certificates may be paid to the Class A
                              Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue on each class of Certificates
                              (other than the Class A-P Certificates; interest will accrue on the Class 1-A-P Certificates beginning in June 2006, on the Class 2-A-P
                              Certificates beginning in June 2008 and on the Class 3-A-P Certificates beginning in June 2010 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                              (each, an "Interest Accrual Period"). The initial
                              Interest Accrual Period will be deemed to have commenced on July 1, 2003. Interest which accrues on such class of Certificates during an Interest
                              Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution
                              Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be 0.0035% per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                              Rate.

WIO Rate:                     The WIO Rate of a Mortgage Loan is the excess of
                              its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative
                              Fee, (ii) the pass-through rate of the Class SES
                              Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2 and [ ]% for
                              Loan Group 3. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO
                              Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:             The Adjusted Net WAC of the Mortgage Loans of each
                              Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage Interest Rate for such Mortgage
                              Loan multiplied by (ii) the Stated Principal
                              Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                              Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                              (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by
                              (ii) the aggregate principal balance (Non-Ratio
                              Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                    Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------

Group 1, Group 2 and Group    For the following Distribution Dates, will be as follows:
3 Senior Prepayment
Percentage:

                              Distribution Date               Senior Prepayment  Percentage
                              -----------------------------   ---------------------------------------
                              August 2003 through July 2010   100%;
                              August 2010 through July 2011   the applicable  Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                              August 2011 through July 2012   the applicable  Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                              August 2012 through July 2013   the applicable  Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                              August 2013 through July 2014   the applicable  Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                              August 2014 and thereafter      the applicable  Senior Percentage;

                              provided, however,

                              (i)  if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the
                                   Class A-P Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all
                                   the Loan Groups (such percentage, the "Total Senior Percentage")
                                   exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such
                                   Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any Distribution Date prior to the August 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate
                                   Pool Principal Balance (Non-Ratio Strip Portion) of all the Loan
                                   Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing
                                   Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior
                                   Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                              (iii) if for each Group of Certificates on or after the August 2006
                                   Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                   Senior Prepayment Percentage for each Group for that Distribution
                                   Date will equal the Senior Percentage for each Group.

-----------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Discount              Any Group 1 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 1 Premium               Any Group 1 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Group 2 Discount              Any Group 2 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 2 Premium               Any Group 2 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Group 3 Discount              Any Group 3 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is less
                              than [__%] per annum.

Group 3 Premium               Any Group 3 Mortgage Loan with a Net Mortgage
Mortgage Loan:                Interest Rate on the closing date that is equal to
                              or greater than [__%] per annum.

Non-Ratio Strip Percentage:   As to any Group 1 Discount Mortgage Loan, a
                              fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 1 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 2 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                              Rate of such Group 3 Discount Mortgage Loan on the
                              Closing Date and the denominator of which is [__%]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:       As to any Discount Mortgage Loan, 100% minus the
                              Non-Ratio Strip Percentage for such Mortgage Loan.
                              As to any Mortgage Loan that is not a Discount
                              Mortgage Loan, 0%.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Ratio Strip
Principal Amount:             As to any Distribution Date and any Loan Group,
                              the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly
                              Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                              Loan in such Loan Group on the related Due Date),
                              (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                              Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date,
                              (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                              Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                              Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment
                              Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio Strip
                              Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                              Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                             ----------------------
                                     Class A
                             Credit Support (2.80%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.50%)
                             ----------------------
                                    Class B-2
                             Credit Support (0.90%)    Order of
               Priority of   ----------------------      Loss
                 Payment            Class B-3         Allocation
                             Credit Support (0.55%)
                             ----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.20%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions

           ----------------------------------------------------------
                              First, to the Trustee
           ----------------------------------------------------------

           ----------------------------------------------------------
            Second, to the Class SES and Class WIO Components of each
                             Group to pay Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
            Fourth, to the Class A Certificates of each Group to pay
                                   Principal.
           ----------------------------------------------------------

           ----------------------------------------------------------
            Fifth, to the Class A-P Certificates of each Group to pay
                 any applicable Ratio-Stripped Deferred Amounts;
           ----------------------------------------------------------

           ----------------------------------------------------------
                Sixth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
           ----------------------------------------------------------

           ----------------------------------------------------------
               Seventh, to the residual certificate, any remaining
                                    amounts.
           ----------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll /(1)/

1-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-00                      2.739     2.661     2.616     2.566     2.510     2.447     2.208
Average Life (Years)                 2.648     2.273     2.099     1.934     1.778     1.631     1.238
Modified Duration                    2.505     2.159     1.998     1.846     1.701     1.564     1.198
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/06   6/25/06   6/25/06   6/25/06   6/25/06   6/25/06   6/25/06
Principal Payment Window (Months)      35       35         35       35         35       35         35

2-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.573     3.448     3.373     3.290     3.195     3.089     2.686
Average Life (Years)                 4.230     3.291     2.905     2.564     2.262     1.996     1.374
Modified Duration                    3.810     3.002     2.667     2.370     2.105     1.870     1.313
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/08   6/25/08   6/25/08   6/25/08   6/25/08   6/25/08   6/25/08
Principal Payment Window (Months)      59        59        59        59        59        59        59

3-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.935     3.797     3.715     3.621     3.515     3.397     2.959
Average Life (Years)                 5.499     3.933     3.352     2.866     2.460     2.121     1.397
Modified Duration                    4.757     3.481     3.000     2.594     2.251     1.961     1.326
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/10   6/25/10   6/25/10   6/25/10   6/25/10   6/25/10   6/25/10
Principal Payment Window (Months)      83        83        83        83        83        83        83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2006, June 2008 and June 2010, respectively.

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-00                      2.979     2.880     2.820     2.753     2.680     2.599     2.303
Average Life (Years)                10.747     5.232     4.018     3.206     2.630     2.204     1.403
Modified Duration                    8.404     4.513     3.570     2.912     2.428     2.061     1.346
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33
Principal Payment Window (Months)     359       359       359       359       359       359       359

2-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.376     3.369     3.332     3.275     3.197     3.100     2.699
Average Life (Years)                11.067     5.359     4.104     3.266     2.672     2.234     1.415
Modified Duration                    8.255     4.462     3.541     2.895     2.420     2.057     1.347
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33   6/25/33
Principal Payment Window (Months)     359       359       359       359       359       359       359

3-A-1
----------------------------------------------------------------------------------------------------------
CPR                                    5%       15%       20%       25%       30%       35%       50%
----------------------------------------------------------------------------------------------------------
Yield at 101-16                      3.644     3.680     3.647     3.585     3.499     3.391     2.960
Average Life (Years)                10.830     5.279     4.050     3.227     2.645     2.214     1.406
Modified Duration                    7.887     4.330     3.455     2.837     2.378     2.027     1.333
First Principal Payment Date        8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03   8/25/03
Last Principal Payment Date         1/25/33   1/25/33   1/25/33   1/25/33   1/25/33   1/25/33   1/25/33
Principal Payment Window (Months)     354       354       354       354       354       354       354

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------
                                                        Collateral Summary   Range (if applicable)
                                                        ------------------   ---------------------
Total Outstanding Loan Balance                                $190,461,677
Total Number of Loans                                                  379
Average Loan Principal Balance                                $    502,537   $94,880 to $1,000,000
WA Gross Coupon                                                      4.332%        3.625% to 5.125%
WA FICO                                                                737              620 to 810
WA Original Term (mos.)                                                359              180 to 360
WA Remaining Term (mos.)                                               359              180 to 360
WA OLTV                                                              67.93%        18.87% to 94.97%
WA Months to First Rate Adjustment Date                                 35                34 to 36
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.332%       9.625% to 11.125%
Geographic Concentration of Mortgaged Properties (Top       CA       75.42%
5 States) based on the Aggregate Stated Principal           IL        5.80%
Balance                                                     MA        3.18%
                                                            AZ        2.40%
                                                            FL        2.23%
--------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Occupancy                           Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                      362      $183,175,105.47        96.17%
Second Home                             11         5,472,911.88         2.87
Investor Property                        6         1,813,659.94         0.95
--------------------------------------------------------------------------------
Total:                                 379      $190,461,677.29       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Property Type                       Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence               276      $140,836,494.61         73.94%
PUD-Detached                           60        29,709,200.57         15.60
Condominium                            30        14,233,629.05          7.47
PUD-Attached                           10         3,817,833.06          2.00
2-Family                                2         1,226,000.00          0.64
3-Family                                1           638,520.00          0.34
--------------------------------------------------------------------------------
Total:                                379      $190,461,677.29        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Purpose                             Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                  242        $122,920,476.01        64.54%
Purchase                              89          44,479,987.81        23.35
Refinance-Cashout                     48          23,061,213.47        12.11
--------------------------------------------------------------------------------
Total:                               379        $190,461,677.29       100.00%
================================================================================

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Geographic Area                     Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                            279       $143,650,900.66        75.42%
Illinois                               22         11,048,572.99         5.80
Massachusetts                          13          6,064,939.25         3.18
Arizona                                 8          4,565,928.33         2.40
Florida                                 9          4,244,638.36         2.23
Maryland                                5          2,385,824.10         1.25
Colorado                                5          2,352,197.04         1.23
Virginia                                5          2,162,973.45         1.14
North Carolina                          5          2,121,183.10         1.11
South Carolina                          5          2,107,787.71         1.11
Kansas                                  4          1,722,276.34         0.90
Washington                              3          1,282,435.02         0.67
New Jersey                              2          1,015,406.00         0.53
Vermont                                 2            850,945.46         0.45
Missouri                                2            793,701.14         0.42
Georgia                                 2            717,183.03         0.38
Maine                                   1            525,000.00         0.28
Kentucky                                1            509,281.41         0.27
Oregon                                  1            445,000.00         0.23
Arkansas                                1            439,433.61         0.23
Ohio                                    1            387,000.00         0.20
Idaho                                   1            373,507.49         0.20
Minnesota                               1            364,000.00         0.19
Tennessee                               1            331,562.80         0.17
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 5.09% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan           Mortgage      Balance as of    Pool Principal
   Principal Balances ($)           Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
 50,000.01 - 100,000.00                1        $     94,880.47         0.05%
150,000.01 - 200,000.00                1             160,814.79         0.08
300,000.01 - 350,000.00               24           8,144,331.18         4.28
350,000.01 - 400,000.00               84          31,661,714.62        16.62
400,000.01 - 450,000.00               63          27,053,638.09        14.20
450,000.01 - 500,000.00               59          28,004,194.15        14.70
500,000.01 - 550,000.00               40          20,939,218.76        10.99
550,000.01 - 600,000.00               34          19,571,780.20        10.28
600,000.01 - 650,000.00               26          16,502,103.81         8.66
650,000.01 - 700,000.00               11           7,434,453.86         3.90
700,000.01 - 750,000.00               12           8,806,329.99         4.62
750,000.01 - 800,000.00                1             760,000.00         0.40
800,000.01 - 850,000.00                6           5,012,242.20         2.63
850,000.01 - 900,000.00                2           1,737,500.00         0.91
900,000.01 - 950,000.00                5           4,638,158.15         2.44
950,000.01 - 1,000,000.00             10           9,940,317.02         5.22
--------------------------------------------------------------------------------
Total:                               379        $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $502,537.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
      Ratios (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           1       $    499,356.38         0.26%
20.01 - 25.00                           2            953,578.28         0.50
25.01 - 30.00                           3          2,321,243.48         1.22
30.01 - 35.00                           2          1,113,414.64         0.58
35.01 - 40.00                           8          4,804,381.34         2.52
40.01 - 45.00                           9          5,456,391.44         2.86
45.01 - 50.00                          23         12,992,207.52         6.82
50.01 - 55.00                          18          8,221,265.60         4.32
55.01 - 60.00                          24         12,146,017.79         6.38
60.01 - 65.00                          30         16,008,562.24         8.41
65.01 - 70.00                          46         22,928,503.55        12.04
70.01 - 75.00                          48         25,048,498.92        13.15
75.01 - 80.00                         155         74,032,071.85        38.87
85.01 - 90.00                           8          3,183,698.95         1.67
90.01 - 95.00                           2            752,485.31         0.40
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.93%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.501 - 3.750                          10       $  5,786,149.73         3.04%
3.751 - 4.000                          56         28,050,201.13        14.73
4.001 - 4.250                         100         51,294,970.05        26.93
4.251 - 4.500                         131         66,100,879.09        34.71
4.501 - 4.750                          70         33,326,186.19        17.50
4.751 - 5.000                          10          4,998,354.80         2.62
5.001 - 5.250                           2            904,936.30         0.48
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.332%.

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 379       $190,461,677.29       100.00%
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
     Maximum Lifetime               Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.001 - 10.000                         66       $ 33,836,350.86       17.77%
10.001 - 11.000                       311        155,720,390.13       81.76
11.001 - 12.000                         2            904,936.30        0.48
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.332%.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
First Rate Adjustment               Mortgage     Balance as of    Pool Principal
         Date                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
May 1, 2006                             2       $    647,384.91        0.34%
June 1, 2006                          238        120,174,938.93       63.10
July 1, 2006                          139         69,639,353.45       36.56
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate
      Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
161 - 180                               1       $    594,000.00        0.31%
221 - 240                               1            394,979.70        0.21
341 - 360                             377        189,472,697.59       99.48
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               6       $  3,101,621.01        1.63%
751 - 800                             149         73,105,665.73       38.38
701 - 750                             159         81,893,356.13       43.00
651 - 700                              54         27,099,942.30       14.23
601 - 650                              11          5,261,092.12        2.76
--------------------------------------------------------------------------------
Total:                                379       $190,461,677.29      100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 31.26% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                         $412,132,130
Total Number of Loans                                           758
Average Loan Principal Balance                             $543,710     $322,701 to $1,250,000
WA Gross Coupon                                               4.874%           3.375% to 6.750%
WA FICO                                                         736                 621 to 815
WA Original Term (mos.)                                         358                 120 to 360
WA Remaining Term (mos.)                                        358                 119 to 360
WA OLTV                                                       66.15%           11.79% to 95.00%
WA Months to First Rate Adjustment Date                          59                   48 to 60
Gross Margin                                                  2.250%
WA Rate Ceiling                                               9.874%          8.375% to 11.750%
Geographic Concentration of Mortgaged                CA       73.49%
Properties (Top 5 States) based on the Aggregate     IL        4.74%
Stated Principal Balance                             FL        2.66%
                                                     MD        2.24%
                                                     GA        1.98%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
     Occupancy                      Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                    724        $392,490,073.03        95.23%
Second Home                           26          16,108,005.87         3.91
Investor Property                      8           3,534,051.04         0.86
--------------------------------------------------------------------------------
Total:                               758        $412,132,129.94       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
     Property Type                  Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence              507        $280,066,599.28        67.96%
PUD-Detached                         155          85,295,842.45        20.70
Condominium                           74          35,901,897.57         8.71
PUD-Attached                          18           8,617,215.94         2.09
2-Family                               2           1,313,536.29         0.32
3-Family                               1             489,038.41         0.12
Co-Op                                  1             448,000.00         0.11
--------------------------------------------------------------------------------
Total:                               758        $412,132,129.94       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
       Purpose                      Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                  467        $259,690,317.78        63.01%
Purchase                             204         108,621,977.36        26.36
Refinance-Cashout                     87          43,819,834.80        10.63
--------------------------------------------------------------------------------
Total:                               758        $412,132,129.94       100.00%
================================================================================

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                    Geographical Distribution of the Mortgage
                 Properties of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
     Geographic Area                Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                           551        $302,875,870.93        73.49%
Illinois                              36          19,547,352.96         4.74
Florida                               20          10,954,149.93         2.66
Maryland                              17           9,225,053.62         2.24
Georgia                               16           8,152,866.89         1.98
Virginia                              17           8,055,552.35         1.95
North Carolina                        15           7,796,828.25         1.89
Arizona                               12           7,675,946.31         1.86
Colorado                              12           5,914,049.53         1.43
Washington                             9           4,606,888.88         1.12
Texas                                  8           4,550,224.35         1.10
South Carolina                         7           4,038,586.67         0.98
Massachusetts                          7           3,986,855.73         0.97
District of Columbia                   8           3,590,425.85         0.87
Tennessee                              4           1,623,390.42         0.39
New Mexico                             3           1,505,709.50         0.37
Minnesota                              2           1,434,175.41         0.35
Kansas                                 2           1,078,992.73         0.26
Nevada                                 2             955,000.00         0.23
Vermont                                2             898,879.09         0.22
Missouri                               2             846,968.24         0.21
Maine                                  1             736,628.68         0.18
Pennsylvania                           1             481,513.67         0.12
New Jersey                             1             471,483.36         0.11
Connecticut                            1             410,200.00         0.10
Oregon                                 1             359,536.59         0.09
Michigan                               1             359,000.00         0.09
--------------------------------------------------------------------------------
Total:                               758        $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.55% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan              Mortgage      Balance as of    Pool Principal
Principal Balances ($)              Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
  300,000.01 - 350,000.00             46        $ 15,608,415.39         3.79%
  350,000.01 - 400,000.00            136          51,421,899.88        12.48
  400,000.01 - 450,000.00            121          51,715,965.94        12.55
  450,000.01 - 500,000.00            108          51,731,977.08        12.55
  500,000.01 - 550,000.00             72          37,733,890.91         9.16
  550,000.01 - 600,000.00             64          36,960,442.57         8.97
  600,000.01 - 650,000.00             50          31,391,462.04         7.62
  650,000.01 - 700,000.00             30          20,457,312.19         4.96
  700,000.01 - 750,000.00             38          27,770,681.90         6.74
  750,000.01 - 800,000.00             17          13,324,808.99         3.23
  800,000.01 - 850,000.00             13          10,775,854.76         2.61
  850,000.01 - 900,000.00             11           9,737,623.79         2.36
  900,000.01 - 950,000.00             11          10,221,017.74         2.48
  950,000.01 - 1,000,000.00           26          25,663,898.30         6.23
1,000,000.01 - 1,500,000.00           15          17,616,878.46         4.27
--------------------------------------------------------------------------------
  Total:                             758        $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $543,710.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           2       $    648,145.38         0.16%
15.01 - 20.00                           5          2,594,489.55         0.63
20.01 - 25.00                           4          2,819,755.99         0.68
25.01 - 30.00                          11          7,534,853.29         1.83
30.01 - 35.00                          15          9,359,762.58         2.27
35.01 - 40.00                          20         13,073,686.34         3.17
40.01 - 45.00                          17          8,818,858.72         2.14
45.01 - 50.00                          26         16,087,790.53         3.90
50.01 - 55.00                          50         28,288,815.05         6.86
55.01 - 60.00                          49         27,799,848.75         6.75
60.01 - 65.00                          69         39,093,601.66         9.49
65.01 - 70.00                          81         48,578,524.35        11.79
70.01 - 75.00                         105         58,963,946.75        14.31
75.01 - 80.00                         294        144,299,383.13        35.01
80.01 - 85.00                           1            365,081.00         0.09
85.01 - 90.00                           7          3,086,436.87         0.75
90.01 - 95.00                           2            719,150.00         0.17
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.15%.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
-------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.251 - 3.500                           2       $    948,485.84         0.23%
3.501 - 3.750                           3          2,081,513.67         0.51
3.751 - 4.000                           8          3,742,094.43         0.91
4.001 - 4.250                          16          9,365,237.85         2.27
4.251 - 4.500                          92         51,251,968.89        12.44
4.501 - 4.750                         196        107,670,224.32        26.13
4.751 - 5.000                         226        125,149,004.45        30.37
5.001 - 5.250                         146         76,578,716.67        18.58
5.251 - 5.500                          61         31,447,233.31         7.63
5.501 - 5.750                           6          3,051,436.85         0.74
5.751 - 6.000                           1            359,632.96         0.09
6.501 - 6.750                           1            486,580.70         0.12
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.874%.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 758       $412,132,129.94       100.00%
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
     Maximum Lifetime               Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001  -  9.000                        13       $  6,772,093.94         1.64%
9.001  - 10.000                       530        293,436,435.51        71.20
10.001 - 11.000                       214        111,437,019.79        27.04
11.001 - 12.000                         1            486,580.70         0.12
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.874%.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                   Number Of   Statistical Principal     Cut-Off Date
                                    Mortgage        Balance as of      Pool Principal
First Rate Adjustment Date           Loans          Cut-Off Date           Balance
-------------------------------------------------------------------------------------
July 1,2007                             1       $    382,207.05             0.09%
March 1,2008                            1            452,799.47             0.11
April 1,2008                            2            825,444.76             0.20
May 1,2008                              4          2,747,130.15             0.67
June 1,2008                           559        296,891,847.21            72.04
July 1,2008                           191        110,832,701.30            26.89
-------------------------------------------------------------------------------------
Total:                                758       $412,132,129.94           100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                               1       $    496,758.47         0.12%
161 - 180                               5          2,079,593.85         0.50
281 - 300                               5          2,545,994.13         0.62
341 - 360                             747        407,009,783.49        98.76
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                              19       $  9,371,744.56         2.27%
751 - 800                             307        166,167,967.40        40.32
701 - 750                             279        154,924,259.82        37.59
651 - 700                             131         70,479,841.42        17.10
601 - 650                              22         11,188,316.74         2.71
--------------------------------------------------------------------------------
Total:                                758       $412,132,129.94       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ---------------------
Total Outstanding Loan Balance                                $71,392,350
Total Number of Loans                                                 137
Average Loan Principal Balance                                $   521,112     $332,781 to $998,879
WA Gross Coupon                                                     5.083%         3.875% to 5.875%
WA FICO                                                               740               621 to 806
WA Original Term (mos.)                                               354               120 to 360
WA Remaining Term (mos.)                                              353               120 to 360
WA OLTV                                                             67.25%         20.28% to 81.47%
WA Months to First Adjustment Date                                     83                 82 to 84
Gross Margin                                                        2.250%
WA Rate Ceiling                                                    10.083%        8.875% to 10.875%
Geographic Concentration of  Mortgaged Properties (Top      CA      61.99%
5 States) based on the Aggregate Stated Principal           VA       6.58%
Balance                                                     MD       4.25%
                                                            FL       4.21%
                                                            WA       2.64%

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     129       $67,668,857.52         94.78%
Second Home                             6         2,910,803.06          4.08
Investor Property                       2           812,689.07          1.14
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                97       $52,494,270.65         73.53%
PUD-Detached                           27        12,300,938.94         17.23
Condominium                            11         5,600,387.86          7.84
PUD-Attached                            2           996,752.20          1.40
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term                    74       $38,826,877.25         54.39%
Purchase                               46        24,154,194.57         33.83
Refinance-Cashout                      17         8,411,277.83         11.78
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

      Geographical Distribution of the Mortgage Properties of the Group 3
                              Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             83       $44,257,739.37         61.99%
Virginia                               10         4,699,300.95          6.58
Maryland                                6         3,031,200.32          4.25
Florida                                 7         3,005,616.70          4.21
Washington                              4         1,882,914.41          2.64
District of Columbia                    3         1,647,607.78          2.31
North Carolina                          3         1,575,524.08          2.21
Texas                                   3         1,291,000.00          1.81
Oregon                                  2         1,240,456.13          1.74
Missouri                                2         1,029,900.00          1.44
Nevada                                  2           966,380.60          1.35
Georgia                                 1           958,499.30          1.34
Massachusetts                           1           772,000.00          1.08
Arizona                                 1           728,382.90          1.02
Illinois                                2           719,973.09          1.01
Ohio                                    1           700,000.00          0.98
Hawaii                                  1           699,215.62          0.98
Connecticut                             1           549,183.92          0.77
New Jersey                              1           499,920.00          0.70
Kentucky                                1           388,000.00          0.54
Wisconsin                               1           380,000.00          0.53
South Carolina                          1           369,534.48          0.52
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.45% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage    Balance as of     Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 6       $ 2,061,098.44          2.89%
350,000.01 - 400,000.00                32        12,031,270.31         16.85
400,000.01 - 450,000.00                22         9,347,675.19         13.09
450,000.01 - 500,000.00                18         8,535,804.28         11.96
500,000.01 - 550,000.00                14         7,447,556.81         10.43
550,000.01 - 600,000.00                12         6,978,478.48          9.77
600,000.01 - 650,000.00                 7         4,352,410.16          6.10
650,000.01 - 700,000.00                 7         4,801,593.02          6.73
700,000.01 - 750,000.00                 7         5,116,516.38          7.17
750,000.01 - 800,000.00                 1           772,000.00          1.08
800,000.01 - 850,000.00                 3         2,455,456.69          3.44
850,000.01 - 900,000.00                 3         2,654,838.40          3.72
900,000.01 - 950,000.00                 1           905,530.89          1.27
950,000.01 - 1,000,000.00               4         3,932,120.60          5.51
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $521,112.

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value             Mortgage      Balance as of    Pool Principal
      Ratios (%)                    Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                          2        $   894,618.91          1.25%
25.01 - 30.00                          1            905,530.89          1.27
30.01 - 35.00                          2            747,742.55          1.05
35.01 - 40.00                          3          1,689,845.05          2.37
40.01 - 45.00                          2          1,490,190.54          2.09
45.01 - 50.00                          4          1,845,634.40          2.59
50.01 - 55.00                          9          4,599,535.01          6.44
55.01 - 60.00                         14          7,826,313.01         10.96
60.01 - 65.00                         18          8,309,432.33         11.64
65.01 - 70.00                         11          6,175,404.39          8.65
70.01 - 75.00                         14          8,567,677.65         12.00
75.01 - 80.00                         56         27,953,424.92         39.15
80.01 - 85.00                          1            387,000.00          0.54
--------------------------------------------------------------------------------
Total:                               137        $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 67.25%.

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)         Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.751 - 4.000                          3         $1,491,920.00          2.09%
4.001 - 4.250                          3          1,345,082.27          1.88
4.251 - 4.500                          9          5,051,262.07          7.08
4.501 - 4.750                         21         10,954,803.06         15.34
4.751 - 5.000                         26         12,963,341.08         18.16
5.001 - 5.250                         28         14,719,107.10         20.62
5.251 - 5.500                         34         18,082,150.07         25.33
5.501 - 5.750                         11          5,661,358.10          7.93
5.751 - 6.000                          2          1,123,325.90          1.57
--------------------------------------------------------------------------------
Total:                               137        $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.083%.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Gross Margins (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                137        $71,392,349.65        100.00%
--------------------------------------------------------------------------------
Total:                               137        $71,392,349.65        100.00%
================================================================================

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
     Maximum Lifetime              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
8.001  -  9.000                        3        $ 1,491,920.00          2.09%
9.001  - 10.000                       59         30,314,488.48         42.46
10.001 - 11.000                       75         39,585,941.17         55.45
--------------------------------------------------------------------------------
Total:                               137        $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.083%.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
First Adjustment Date                Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
May 1,2010                             1        $   397,123.41          0.56%
June 1,2010                           86         44,730,583.08         62.65
July 1,2010                           50         26,264,643.16         36.79
--------------------------------------------------------------------------------
Total:                               137        $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-G   $653,882,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                               1       $   700,000.00          0.98%
161 - 180                               3         1,401,739.33          1.96
281 - 300                               1           412,643.97          0.58
341 - 360                             132        68,877,966.35         96.48
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 353 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Credit Scores                       Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               5       $ 2,197,162.42          3.08%
751 - 800                              64        32,874,977.01         46.05
701 - 750                              42        22,769,620.60         31.89
651 - 700                              23        11,648,687.58         16.32
601 - 650                               3         1,901,902.04          2.66
--------------------------------------------------------------------------------
Total:                                137       $71,392,349.65        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.